UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 17, 2003

                               NVIDIA CORPORATION

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             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23985
                            (Commission File Number)

                                   94-3177549
                      (I.R.S. Employer Identification No.)

                            2701 San Tomas Expressway
                              Santa Clara, CA 95050

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              (Address of principal executive offices and zipcode)

      (Registrant's telephone number, including area code): (408) 486-2000


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Item 5. Other Events and Required FD Disclosure.

On September 17, 2003, NVIDIA Corporation issued a press release announcing that its Board of Directors has approved the redemption, on October 24, 2003, of its 4 3/4% Convertible Subordinated Notes due 2007. The aggregate principal amount of the notes outstanding is $300 million. The press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NVIDIA CORPORATION

                                      By: /s/ Marvin D. Burkett
                                          --------------------------------------
                                      Marvin D. Burkett
                                      Chief Financial Officer

Date: September 17, 2003


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    --------------------------------------------------------------

99.1              Press  Release,  dated  September  17, 2003  entitled  "NVIDIA
                  Corporation   Announces   Redemption   of  4 3/4%  Convertible
                  Subordinated Notes."